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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                 April 16, 2003
                Date of Report (Date of earliest event reported)

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                                VIROLOGIC, INC.
               (Exact name of Registrant as specified in charter)

          Delaware                 000-30369            94-3234479
(State or other jurisdiction   (Commission File      (I.R.S. Employer
      of incorporation)             Number)         Identification No.)

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                             345 Oyster Point Blvd.
                     South San Francisco, California 94080
                                 (650) 635-1100
              (Address, including zip code, and telephone number,
             including area code, of principal executive officers)

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                                      N/A
         (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

On April 14, 2003, ViroLogic, Inc. (the "Company") received written confirmation from the Nasdaq Stock Market, Inc. ("Nasdaq") that the Company was in compliance with the minimum stockholders' equity and minimum bid price requirements for continued listing on The Nasdaq National Market.

In a preliminary Proxy Statement recently filed with the U.S. Securities and Exchange Commission for the Company's upcoming 2003 Annual Meeting of Stockholders, the Company included a draft proposal that sought to provide its Board of Directors with discretionary authority to decide whether to implement one of a series of alternative reverse stock splits. In light of the confirmation that the Company is in compliance with Nasdaq's minimum bid price requirement, the Company has determined to not submit this proposal at its 2003 Annual Meeting.


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VIROLOGIC, INC.

Dated: April 16, 2003                   By: /s/ KATHY HIBBS
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                                           Kathy Hibbs
                                           Vice President and General Counsel


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